UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 6, 2007

SKYSTAR BIO-PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian, Shaanxi Province, P.R. China

(Address of Principal Executive Offices)

(407) 645-4433

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Skystar Bio-Pharmaceutical Company (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01	Changes in Registrant's Certifying Accountant

Effective March 6, 2007, Moore Stephens Wurth Frazer and Torbet LLP (“Moore Stephens”) was dismissed as Skystar Bio-Pharmaceutical Company’s (the “Registrant”) certifying independent accountant engaged to audit the Registrant’s financial statements. Moore Stephens audited the Registrant’s financial statements for the fiscal year ended December 31, 2005 and it reviewed the Registrant’s unaudited financial statements for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The report of Moore Stephens on the financial statements of the Registrant as of and for the year ended December 31, 2005 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that the Registrant will continue as a going concern.

During the Registrant’s fiscal year ended December 31, 2005 and the subsequent interim period through the date of the dismissal of Moore Stephens, there were no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moore Stephens would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Registrant requested Moore Stephens to furnish it with a letter addressed to the SEC (the “SEC letter”) stating whether it agrees with the statements made above by the Registrant. A copy of the SEC letter will be filed as an amendment to this Form 8-K when received from Moore Stephens.

Effective on March 6, 2007, Schwartz Levitsky Feldman LLP, Chartered Accountants (“SLF”), whose address is 1167 Caledonia Road, Toronto, Ontario, Canada M6A 2X1, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

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Prior to engaging SLF, the Registrant had not consulted SLF regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with SLF regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of Moore Stephens as the Registrant’s certifying independent accountant and the engagement of SLF as its new certifying independent accountant were both approved by the Registrant's Board of Directors.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16	Letter from Moore Stephens Wurth Frazer & Torbet LLP dated March __, 2007.*
___________
* To be filed by amendment.

[Signatures Page Follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 6, 2007	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer

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